UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2010

Great East Bottles & Drinks (China) Holdings, Inc.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-139008	59-2318378
(Commission File Number)	(IRS Employer Identification No.)

203 Hankow Center, 5 - 15 Hankow Road, Tsimshatsui, Kowloon, Hong Kong
(Address of Principal Executive Offices)

852-2192-4805
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On December 30, 2010, the Company entered into an Asset Purchase and Sale Agreement (the “Agreement”) with Chung A. Tsan Guy whereby the Company sold its subsidiary Great East Bottles & Drinks (BVI) Inc. in exchange for Mr. Chung surrendering 37,097,400 shares of common stock of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 30, 2010 the Company completed the acquisition set forth in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(d) The Asset Purchase and Sale Agreement is incorporated herein and filed herewith as Exhibit 2.1.

SIGNATURES

            In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.

Dated: December 30, 2010	/s/ Stetson Chung
Stetson Chung
Chief Executive Officer, President and Director